    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 8, 1999
                                                           REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------
                                    FORM S-1
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                           --------------------------

                          CLASSIC COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                  DELAWARE                                      4841                                      74-2630019
        (State or Other Jurisdiction                (Primary Standard Industrial                      (I.R.S. Employer
      of Incorporation or Organization)              Classification Code Number)                   Identification Number)

                515 CONGRESS AVENUE, SUITE 2626, AUSTIN, TX 78701
                                 (512) 476-9095

  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                           ---------------------------

                               J. MERRITT BELISLE
                             CHIEF EXECUTIVE OFFICER
                         515 CONGRESS AVENUE, SUITE 2626
                                AUSTIN, TX 78701
                                 (512) 476-9095
            (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                           ---------------------------

                                   COPIES TO:

                             PETER C. KRUPP                                              KIRK A. DAVENPORT
             SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)                             LATHAM & WATKINS
                          333 WEST WACKER DRIVE                                          885 THIRD AVENUE
                            CHICAGO, IL 60606                                        NEW YORK, NEW YORK  10022
                             (312) 407-0700                                               (212) 906-1284

                           ---------------------------

         APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

         If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

         If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement number for the same offering. [X] 333-89295

         If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [ ]

                         CALCULATION OF REGISTRATION FEE

==================================================================================================================================
                                                                                      PROPOSED MAXIMUM                 AMOUNT OF
                          TITLE OF EACH CLASS OF                                     AGGREGATE OFFERING               REGISTRATION
                        SECURITIES TO BE REGISTERED                                       PRICE(1)                        FEE
----------------------------------------------------------------------------------------------------------------------------------
Class A Common Stock, par value $0.01 per share............................              $35,937,500                     $9,488
==================================================================================================================================

(1) Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(o) under the Securities Act of 1933.


================================================================================

                                EXPLANATORY NOTE

     This registration statement is being filed by Classic Communications, Inc. pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and includes the registration statement facing page, this page, the signature page, an exhibit index, an opinion of counsel regarding the legality of the registrant's Class A Common Stock being offered hereby and a related consent, and accountants' consents. Pursuant to Rule 462(b), the contents of the registration statement on Form S-1 (File No. 333-89295), as amended, of the registrant, including the exhibits and the power of attorney thereto, are incorporated by reference into this registration statement. This registration statement covers the registration of an aggregate of $35,937,500 of Class A Common Stock of the registrant.

                                  CERTIFICATION

     The registrant hereby certifies to the Securities and Exchange Commission that (i) it has instructed its bank to pay the SEC the filing fee set forth on the cover page of this registration statement by a wire transfer of such amount to the SEC's account at Mellon Bank as soon as practicable (but no later than the close of business on December 8, 1999), (ii) it will not revoke such instructions, (iii) it has sufficient funds in the relevant account to cover the amount of such filing fee and (iv) it will confirm receipt of such instructions by its bank during the bank's regular business hours no later than December 8, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on Form S-1 to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Austin, State of Texas, on December 8, 1999.

                                CLASSIC COMMUNICATIONS, INC.



                                By:  /s/  STEVEN E. SEACH
                                   --------------------------------------------
                                   Name:  Steven E. Seach
                                   Title: President and Chief Financial Officer



         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

             SIGNATURE                              TITLE                                DATE
             ---------                              -----                                ----
                     *                      Chairman of the Board                  December 8, 1999
---------------------------------------
     Alberto Cribiore


                     *                      Chief Executive Officer and
---------------------------------------     Director (Principal
    J. Merritt Belisle                      Executive Officer)                      December 8, 1999



   /s/ STEVEN E. SEACH                      President and Chief Financial
---------------------------------------     Officer and Director (Principal
   Steven E. Seach                          Financial Officer and Principal
                                            Accounting Officer)                     December 8, 1999


                     *                      Director                                December 8, 1999
---------------------------------------
    Lisa A. Hook


                     *                      Director                                December 8, 1999
---------------------------------------
    David Webb


                     *                      Director                                December 8, 1999
---------------------------------------
    Martin Payson


*By:     /s/ STEVEN E. SEACH
     ----------------------------------
             Steven E. Seach

                                  EXHIBIT INDEX



       EXHIBIT NO.                  DESCRIPTION
       -----------                  -----------
          5.1       Opinion of Skadden, Arps, Slate, Meagher & Flom (Illinois)
                    regarding the validity of the Class A Common Stock.

          23.1      Consent of Ernst & Young LLP.

          23.2      Consent of KPMG LLP.

          23.3      Consent of PricewaterhouseCoopers LLP.

          23.4      Consent of PricewaterhouseCoopers LLP.

          23.5      Consent of Skadden, Arps, Slate, Meagher & Flom (Illinois)
                    (included in Exhibit 5.1).

          24.1* Powers of Attorney (included as part of signature page to the registration statement on Form S-1 of the registrant
                    (file no. 333-89295) and incorporated by reference herein).


--------------
*    Previously filed.